Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 4

Dated as of April 15, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 4 (“Amendment”) is made as of April 15, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions thereto in the appropriate alphabetical order as follows:

“Collateral Agent” means JPMorgan Chase Bank, National Association, in its capacity as Collateral Agent under the Security Agreement and any other Collateral Document.

“Pension Fund Basket Deduction Amount” means, as of any date of determination, an amount equal to (i) the Specified Value of all Specified Properties which are subject to a Lien for the benefit of any Pension Fund Entity pursuant to a Specified Pension Fund Deferral Transaction as of such date multiplied by (ii) a fraction, the numerator of which is 50,000,000 and the denominator of which is 67,517,481 (the gross book value of such properties before accumulated depreciation is approximately $97,800,000).

“Pension Fund Deferral Amount” means, with respect to any Specified Pension Fund Deferral Transaction, the aggregate dollar amount of Specified Pension Fund Obligations which have been deferred pursuant to the terms and conditions of such Specified Pension Fund Deferral Transaction.

“Pension Fund Entities” means those entities identified on Schedule 1.01(C) hereto.

“Pension Fund Intercreditor Agreement” means, collectively, one or more Intercreditor Agreements by and among one or more of the Pension Fund Entities, the Company and/or certain of its Subsidiaries, as applicable, and the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent, as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

“Specified Value” means, with respect to any Specified Property, the net book value thereof as of February 28, 2009, as set forth on Schedule 6.18.

“Specified Properties” means those parcels of real property set forth on Schedule 6.18 (and all accessions, proceeds and related property).

“Specified Pension Fund Obligations” means, with respect to any Specified Pension Fund Deferral Transaction, the payment obligations due from the Company and/or its applicable Subsidiaries (including, without limitation, interest accrued thereon as of such date and thereafter accruing until so paid) to the applicable Pension Fund Entities set forth on the related Specified Pension Fund Deferral Transaction Certificate. For the avoidance of doubt, the “Specified Pension Fund Obligations” shall include any portion of the Company’s and/or any of its Subsidiary’s obligations owing to the Pension Fund Entities identified on Schedule 1.01(C) in an aggregate amount equal to $50,327,819.70 which obligations were initially due and payable on February 15, 2009 (the “Original Specified Pension Fund Obligations”).

“Specified Pension Fund Deferral Transaction” means any agreement by the applicable Pension Fund Entities to permit the Company and/or its applicable Subsidiaries to defer the payment of the Specified Pension Fund Obligations (including the principal amount of such obligations and any related interest payment) set forth on the related Specific Pension Fund Deferral Transaction Certificate for a period ending no earlier than January 1, 2010, all on terms and conditions reasonably satisfactory to the Administrative Agent (not to be unreasonably withheld, delayed or conditioned).

“Specified Pension Fund Deferral Transaction Certificate” means a certificate signed by a Financial Officer of the Company and delivered to the Administrative Agent in connection with each Specified Pension Fund Deferral Transaction, certifying: (a) that no Default or Event of Default has occurred and is continuing or would arise after giving effect thereto, (b) the Pension Fund Deferral Amount in respect thereof, (c) the Pension Entity(ies) party thereto, (d) the attached copies of the complete and correct Specified Pension Fund Deferral Transactions Documents in respect thereof and (e) if applicable, the calculation demonstrating that, after giving effect to such Specified Pension Fund Deferral Transaction, the Specified Value of all Specified Properties subject to a Specified Pension Fund Deferral Transaction as of such date shall not exceed (in the aggregate) an amount equal to two times the Pension Fund Deferral Amount in respect of all existing Specified Pension Fund Deferral Transactions.

“Specified Pension Fund Deferral Transaction Documents” means the material agreements, instruments and other documentation set forth in and attached to each Specified Pension Fund Deferral Transaction Certificate and each Pension Fund Intercreditor Agreement, in each case as the same may be, to the extent permitted hereunder, amended, restated, supplemented or otherwise modified from time to time.

(b) The definition of “Collateral Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “the Escrow Account Agreement” appearing therein and to replace therefor a reference to “the Escrow Account Agreement, each Pension Fund Intercreditor Agreement”.

(c) The definition of “Permitted 2010 Maturing Notes Repayment Sources” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (a) thereof as follows:

(a) the Net Cash Proceeds of the issuance of any common stock or other Equity Interests of the Company or the issuance of common stock or other Equity Interests of the Company;

(d) The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$150,000,000” appearing in clause (a) therein and to replace therefor a reference to “$150,000,000 minus the Pension Fund Basket Deduction Amount; provided that in no event shall the Pension Fund Basket Deduction Amount exceed $50,000,000 in the aggregate”.

(e) Section 6.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (o) thereof, (ii) redesignate clause (p) thereof as “clause (q)” and (iii) insert a new clause (p) therein as follows:

(p) Specified Pension Fund Obligations and Guarantees thereof by any Subsidiary Guarantor solely to the extent such Subsidiary Guarantor owns any Specified Properties subject to a Lien permitted under Section 6.02(m) to secure such Specified Pension Fund Obligations (and, for the avoidance of doubt, the dollar amount of any such Guarantee in respect of any Specified Pension Fund Obligations shall be limited to the Specified Value of the Specified Properties owned by such Subsidiary Guaranty securing such Specified Pension Fund Obligations); and

(f) Section 6.02 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (l) thereof, (ii) redesignate clause (m) thereof as “clause (n)” and delete the reference to “this paragraph (m)” appearing therein and to replace therefor a reference to “this paragraph (n)” and (iii) insert a new clause (m) therein as follows:

(m) Liens on the applicable Specified Properties to secure the Specified Pension Fund Obligations (provided that no Lien may be granted on any Specified Properties to secure the Original Specified Pension Fund Obligations unless, at the time such Lien is granted and after giving effect thereto, the aggregate Pension Fund Deferral Amount secured by Liens permitted under this clause (m) at such time equals or exceeds $80,000,000); and

(g) Section 6.05(e) of the Credit Agreement is hereby amended to delete the reference to “$400,000,000” appearing therein and to replace therefor a reference to “$400,000,000 minus the Pension Fund Basket Deduction Amount; provided that in no event shall the Pension Fund Basket Deduction Amount exceed $50,000,000 in the aggregate”.

(h) Section 6.06(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(iii) the Foreign Subsidiaries”.

(i) Section 6.09 of the Credit Agreement is hereby amended to delete the “and” immediately prior to clause (vi) thereof and add the following at the end thereof: “restrictions and conditions imposed by the Specified Pension Fund Deferral Transaction Documents”.

(j) Section 6.13(b) of the Credit Agreement is hereby amended by adding the following at the end thereof: “and extensions, renewals or replacements of any Guarantees specified in item 5 on Schedule 6.13”.

(k) Section 6.13 of the Credit Agreement is hereby further amended to (i) delete the “and” at the end of clause (o) thereof, (ii) redesignate clause (p) thereof as “clause (q)” and (iii) insert a new clause (p) therein as follows:

(p) Investments by any Subsidiary Guarantor in connection with Guarantees of any Specified Pension Fund Obligations solely to the extent permitted under Section 6.01(p); and

(l) Section 6.16(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) payment of Indebtedness with either (i) the Net Cash Proceeds from the issuance of common stock or other Equity Interests of the Company or (ii) the issuance of common stock or other Equity Interests of the Company; provided that any repayments of any amount in respect of the 2010 Maturing Notes may only be made with Permitted 2010 Maturing Notes Repayment Sources; provided, further, no voluntary prepayments of any amount owing in respect of any Specified Pension Fund Deferral Transaction (other than any such payment made solely with the Net Cash Proceeds from any Asset Sale of any Specified Properties securing such Specified Pension Fund Deferral Transaction (for the avoidance of doubt, the excess of such Net Cash Proceeds over the payment in full of such Specified Pension Fund Obligations shall be applied by the Company in accordance with Section 2.12)) may be made until August 15, 2009; and

(m) Section 6.17 of the Credit Agreement is hereby amended to delete the reference to “or (d) the RBS Lease,” appearing therein and to replace therefor a reference to “, (d) the RBS Lease or (e) the Specified Pension Fund Deferral Transaction Documents,”.

(n) A new Section 6.18 is hereby added to the Credit Agreement as follows:

SECTION 6.18. Secured Pension Fund Deferral Transactions. The Company will not, and will not permit any of its Subsidiaries to, enter into any Specified Pension Fund Deferral Transaction that requires the Company or any Subsidiary to grant a Lien on any Specified Property to any Pension Entity unless:

(a) the Company shall have delivered to the Collateral Agent a Specified Pension Fund Deferral Transaction Certificate in respect of such Specified Pension Fund Deferral Transaction at least three (3) Business Days prior to the date of consummation of such Specified Pension Fund Deferral Transaction (provided that the Collateral Agent may waive such advance delivery requirement in its reasonable discretion);

(b) the Company shall have used its commercially reasonable efforts to negotiate with the relevant Pension Entity(ies) to permit the Collateral Agent to have a second priority Lien, subject only to the Lien securing the applicable Specified Pension Fund Obligations and other Liens permitted by Section 6.02, on such Specified Properties at the time such Lien shall be granted to such Pension Entities, and any such Liens shall be subject to a Pension Fund Intercreditor Agreement;

(c) Liens granted in connection therewith shall attach by no later than July 15, 2009 (or such later date as may be agreed upon by the Administrative Agent in its sole discretion);

(d) Liens granted in connection therewith shall only secure Specified Pension Fund Obligations set forth on the Specified Pension Fund Deferral Transaction Certificate in respect of such Specified Pension Fund Deferral Transaction and shall not secure any other obligations of any kind owing to any Pension Entity;

(e) after giving effect to such Specified Pension Fund Deferral Transaction, the Specified Value of all Specified Properties subject to a Specified Pension Fund Deferral Transaction shall not exceed (in the aggregate) an amount equal to two times the Pension Fund Deferral Amount in respect of all existing Specified Pension Fund Deferral Transactions; and

(f) any Liens granted in connection therewith shall be released promptly by the Pension Entities upon the payment in full of the Specified Pension Fund Obligations secured by such Liens.

(o) A new Schedule 1.01(C) is hereby added to the Credit Agreement as set forth on Annex A hereto.

(p) A new Schedule 6.18 is hereby added to the Credit Agreement as set forth on Annex B hereto.

(q) The Lenders party hereto acknowledge and agree any release or subordination of Liens on the Specified Properties by JPMorgan Chase Bank, National Association (in its capacity as Administrative Agent and/or as Collateral Agent) in connection with any Specified Pension Fund Deferral Transaction. The Lenders party hereto authorize JPMorgan Chase Bank, National Association (in its capacity as Administrative Agent and/or as Collateral Agent) to enter into each of the Pension Fund Intercreditor Agreements and to take all action contemplated by such documents.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all invoiced reasonable fees and invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Perfection of Additional Collateral. The parties hereto acknowledge that perfection of the Collateral Agent’s Lien in certain Collateral, including, without limitation, real property and improvements thereto, tractors, trailers and other rolling stock, is ongoing, but the Company and the Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Section 5.10 of the Credit Agreement (as amended by the Amendment) and the other Loan Documents. To the extent that any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 diminishes the value of Collateral, the Company agrees that any perfection of Liens described in the preceding sentence that occurs between the date hereof and July 15, 2009 shall be considered to have occurred substantially contemporaneously with any release of Collateral pursuant to the Specified Sale and Leaseback Transaction, any Specified Pension Fund Transaction and any other Asset Sale consummated between the date hereof and July 15, 2009 that diminishes the value of the Collateral.

6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:	/s/ Timothy A. Wicks
Name:	Timothy A. Wicks
Title:	Executive Vice President and Chief Financial Officer

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President – Finance

YRC LOGISTICS LIMITED, as a UK Borrower

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Director

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:	/s/ Ching Loh
Name:	Ching Loh
Title:	Associate

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:	/s/ F. A. Zagar
Name:	F. A. Zagar
Title:	Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:	/s/ F. A. Zagar
Name:	F. A. Zagar
Title:	Senior Vice President

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:	/s/ Kip Hurd
Name:	Kip Hurd
Title:	First Vice President

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:	/s/ Christopher W. Rupp
Name:	Christopher W. Rupp
Title:	Vice President

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Documentation Agent and as a US Tranche Lender

By:	/s/ David Noda
Name:	David Noda
Title:	Vice President and Manager

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 4 is dated as of April 15, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: April 15, 2009

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

GLOBE.COM LINES, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

IMUA HANDLING CORPORATION

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President - Finance

NEW PENN MOTOR EXPRESS

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President – Finance & Administration

ROADWAY LLC

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President – Finance

ROADWAY NEXT DAY CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

Signature Page to Consent and Raffirmation to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President – Finance

USF BESTWAY INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF CANADA INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF DUGAN INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Kenneth P. Bowman
Name:	Kenneth P. Bowman
Title:	Vice President – Finance

USF HOLLAND INC.

By:	/s/ Daniel L. Olivier
Name:	Daniel L. Olivier
Title:	Vice President – Finance

USF LOGISTICS (MEXICO) INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

Signature Page to Consent and Raffirmation to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF LOGISTICS SERVICES (PUERTO RICO) INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

USF MEXICO INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Thomas S. Palmer
Name:	Thomas S. Palmer
Title:	Vice President – Finance and Chief Financial Officer

USF SALES CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USF TECHNOLOGY SERVICES, INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

USFREIGHTWAYS CORPORATION

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President

Signature Page to Consent and Raffirmation to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

YRC ENTERPRISE SOLUTIONS GROUP INC.

By:	/s/ Terry Gerrond
Name:	Terry Gerrond
Title:	Vice President – Tax

YRC INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

YRC INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

YRC LOGISTICS GLOBAL, LLC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

YRC LOGISTICS SERVICES, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

YRC LOGISTICS, INC.

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Vice President – Finance

Signature Page to Consent and Raffirmation to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC MORTGAGES, LLC

By:	/s/ Christina E. Wise
Name:	Christina E. Wise
Title:	President

YRC NORTH AMERICAN TRANSPORTATION, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President and Chief Financial Officer

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Vice President - Finance

YRC WORLDWIDE TECHNOLOGIES, INC.

By:	/s/ Christina E. Wise
Name:	Christina E. Wise
Title:	Treasurer

Signature Page to Consent and Raffirmation to Amendment No. 4

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007